UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

June 3, 2022 (May 31, 2022)

____________________________

GROWLIFE, INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other Jurisdiction of Incorporation or Organization)

000-50385 (Commission File Number)		90-0821083 (IRS Employer Identification No.)
11335 NE 122nd Way, Suite 105 Kirkland, WA 98034 (Address of Principal Executive Offices and zip code)

(866) 781-5559

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignations

On May 31, 2022, GrowLife, Inc. (the “Company”) announced that Marco Hegyi has resigned as the Chief Executive Officer, Interim Chief Financial Officer, Chairman and Director of the Company, effective as of July 1, 2022. Mr. Hegyi had no disagreement with the Company on any matter relating to the registrant’s operations, policies or practices. Mr. Hegyi will continue as a consultant for the Company through December 31, 2022 to provide transitionary services.

Appointments

On May 31, 2022, the Company’s Board of Directors (“Board”) appointed its current President, David Dohrman, to the position of Chief Executive Officer and a member of the Board, effective July 1, 2022. Mr. Dohrmann’s biography is incorporated by reference as included in Form 10-K filed with the Commission on May 23, 2022.

Mr. Dohrmann receives annual compensation of $200,000 for all employment positions with the Company. The Company and Mr. Dohrmann have not entered into any compensatory agreements as of this Current Report on Form 8-K except as otherwise set forth herein (“Report”).

Except as otherwise disclosed in this Report, there are no arrangements or understandings between Mr. Dohrmann and any other person pursuant to which he was appointed as an officer of the Company. In addition, there are no family relationships between Mr. Dohrmann and any of the Company’s other officers or directors. Further, except as otherwise disclosed herein, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Dohrmann had, or will have, a direct or indirect material interest.

Item 7.01 Regulation FD Disclosure.

On May 31, 2022, the Company issued a press release, attached as Exhibit 99.1, announcing the appoint of Mr. Dohrmann as Chief Executive Officer and Board Member. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated May 31, 2022, announcing new Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWLIFE, INC.

Date: June 3, 2022	By:	/s/ Marco Hegyi
Marco Hegyi
Chief Executive Officer